PROSPECTUS SUPPLEMENT TO
                         VAN ECK GLOBAL FUND PROSPECTUS
                               DATED MAY 1, 1999

Amendment to the prospectus

Effective July 1, 1999, David Semple and David Hulme will be responsible for the management of Asia Dynasty Fund as Co-Portfolio Managers.

                    PROSPECTUS SUPPLEMENT DATED JULY 1, 1999